                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                   9 3/4% SENIOR SUBORDINATED NOTES DUE 2008
          FLOATING INTEREST RATE SUBORDINATED TERM SECURITIES DUE 2008
                                      AND
                  12 1/2% SENIOR EXCHANGEABLE PREFERRED STOCK

                                       OF

                                   MCMS, INC.
          PURSUANT TO THE PROSPECTUS DATED                      , 1998

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
           5:00 P.M., NEW YORK CITY TIME, ON                   , 1998
                    UNLESS EXTENDED (THE "EXPIRATION DATE").

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS
If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

     By Hand after 4:30 p.m.           By Hand before 4:30 p.m.:       By Registered or Certified Mail:
      on the Expiration Date          United States Trust Company        United States Trust Company
     only/Overnight Courier:                  of New York                        of New York
   United States Trust Company                111 Broadway                       P.O. Box 843
           of New York                  New York, New York 10006                Cooper Station
      770 Broadway Avenue --        Attention: Lower Level Corporate       New York, New York 10276
            13th Floor                        Trust Window                Attention: Corporate Trust
     New York, New York 10003                                                     Operations
    Attention: Corporate Trust
             Services

              DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS
      OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT 1-800-548-6565, OR BY FACSIMILE AT (212) 780-0592.

The undersigned hereby acknowledges receipt of the Prospectus dated
               , 1998 (the "Prospectus") of MCMS, Inc., an Idaho corporation (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuer's offer (the "Exchange Offer") to exchange
(i) $1,000 in principal amount of its Series B 9 3/4% Senior Subordinated Notes due 2008 (the "Fixed Rate Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), pursuant to a Registration Statement, for each $1,000 in principal amount of its outstanding 9 3/4% Senior Subordinated Notes due 2008 (the "Fixed Rate Notes"), of which $145,000,000 aggregate principal amount is outstanding; (ii) $1,000 in principal amount of its Series B Floating Interest Rate Subordinated Term Securities due 2008 (the "Floating Rate Exchange Notes" and, together with the Fixed Rate Exchange Notes, the "Exchange Notes"), which have been registered under the Securities Act, pursuant to a Registration Statement, for each $1,000 in principal amount of its outstanding Floating Interest Rate Subordinated Term Securities due 2008 (the "Floating Rate Notes"), of which $30,000,000 aggregate principal amount is outstanding; and (iii) shares of its Series B 12 1/2% Senior Exchangeable Preferred Stock (the "Exchange

Preferred Stock" and, together with the Exchange Notes, the "Exchange Securities"), which have been registered under the Securities Act, pursuant to a Registration Statement, for each share of its outstanding 12 1/2% Senior Exchangeable Preferred Stock (the "Preferred Stock"), of which 250,000 shares are issued and outstanding in the aggregate. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     The Letter of Transmittal is to be used by holders of Securities if (i) certificates representing the Securities are to be physically delivered to the Exchange Agent herewith by such holders; (ii) tender of Securities is to be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus; or (iii) tender of Securities is to be made according to the guaranteed delivery procedures set forth under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures" in the Prospectus; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Holders of Securities that are tendering by book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility can execute the tender through ATOP for which the transaction will be eligible. The Book-Entry Transfer Facility participants that are accepting the Exchange Offer must transmit their acceptances to the Book-Entry Transfer Facility which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at the Book-Entry Transfer Facility. The Book-Entry Transfer Facility will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by the Book-Entry Transfer Facility will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

     The undersigned hereby tenders the Fixed Rate Notes described in Box 1A below (the "Tendered Fixed Rate Notes"), the Floating Rate Notes described in Box 1B below (the "Tendered Floating Rate Notes" and, together with the Tendered Fixed Rate Notes, the "Tendered Notes") and/or the Exchange Preferred Stock described in Box 1C below (the "Tendered Preferred Stock" and, together with the Tendered Notes, the "Tendered Securities") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Securities and the undersigned represents that it has received from each beneficial owner of the Tendered Securities ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Securities, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Issuer, all right, title, and interest in, to, and under the Tendered Securities.

     Please issue the Exchange Securities exchanged for Tendered Securities in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Securities (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1A, Box 1B, and/or Box 1C as the case may be.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Securities to the Issuer or cause ownership of the Tendered Securities to be transferred to, or upon the order of, the Issuer, on the books of the registrar for the Securities and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Securities to which the undersigned is entitled upon acceptance by the Issuer of the Tendered Securities pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Securities, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Securities pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer-Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any

Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Securities and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Securities are acquired by the Issuer as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuer or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Securities to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Securities, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer, and
(iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Securities must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Securities acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer." In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Securities is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Securities for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Company or any affiliate of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Securities to be received in the Exchange Offer, and (ii) acknowledges that, by receiving Exchange Securities for its own account in exchange for Securities, where such Securities were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

     [ ] CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED HEREWITH.

     [ ] CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "Use of Guaranteed Delivery" BELOW (Box 4).

     [ ] CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

------------------------------------------------------------------------------------------------------------------------------------
                                                               BOX 1A
                                              DESCRIPTION OF FIXED RATE NOTES TENDERED
                                           (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED FIXED RATE             CERTIFICATE         AGGREGATE
        NOTE HOLDER(S), EXACTLY AS NAME(S) APPEAR(S) ON             NUMBER(S) OF     PRINCIPAL AMOUNT            AGGREGATE
                 FIXED RATE NOTE CERTIFICATE(S)                      FIXED RATE       REPRESENTED BY          PRINCIPAL AMOUNT
                   (PLEASE FILL IN, IF BLANK)                          NOTES*         CERTIFICATE(S)             TENDERED**
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
      *    Need not be completed by persons tendering by book-entry
           transfer.
     **    The minimum permitted tender is $1,000 in principal amount of Fixed Rate Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise
           indicated in this column, the principal amount of all Fixed
           Rate Note Certificates identified in this Box 1A or
           delivered to the Exchange Agent herewith shall be deemed
           tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               BOX 1B
                                            DESCRIPTION OF FLOATING RATE NOTES TENDERED
                                           (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED FLOATING RATE            CERTIFICATE         AGGREGATE
        NOTE HOLDER(S), EXACTLY AS NAME(S) APPEAR(S) ON             NUMBER(S) OF     PRINCIPAL AMOUNT            AGGREGATE
               FLOATING RATE NOTE CERTIFICATE(S)                    FLOATING RATE     REPRESENTED BY          PRINCIPAL AMOUNT
                   (PLEASE FILL IN, IF BLANK)                          NOTES*         CERTIFICATE(S)             TENDERED**
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
      *    Need not be completed by persons tendering by book-entry
           transfer.
     **    The minimum permitted tender is $1,000 in principal amount of Floating Rate Notes. All other tenders must be in
           integral multiples of $1,000 of principal amount. Unless
           otherwise indicated in this column, the principal amount of all Floating Rate Note Certificates identified in this Box
           1B or delivered to the Exchange Agent herewith shall be
           deemed tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               BOX 1C
                                              DESCRIPTION OF PREFERRED STOCK TENDERED
                                           (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES) OF REGISTERED PREFERRED
         STOCK HOLDER(S), EXACTLY AS NAME(S) APPEAR(S) ON             CERTIFICATE     AGGREGATE SHARES
                  PREFERRED STOCK CERTIFICATE(S)                     NUMBER(S) OF      REPRESENTED BY          AGGREGATE SHARES
                    (PLEASE FILL IN, IF BLANK)                     PREFERRED STOCK*    CERTIFICATE(S)             TENDERED**
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
      *    Need not be completed by persons tendering by book-entry
           transfer.
     **    Tendered shares will include all dividends paid in the form of additional Preferred Stock on such shares since the Issue
           Date.
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                        BOX 2
                                                 BENEFICIAL OWNERS(S)
----------------------------------------------------------------------------------------------------------------------
       STATE OF                                   STATE OF PRINCIPAL          PRINCIPAL
      PRINCIPAL               PRINCIPAL              RESIDENCE OF             AMOUNT OF           STATE OF PRINCIPAL
     RESIDENCE OF             AMOUNT OF            EACH BENEFICIAL             TENDERED              RESIDENCE OF
   EACH BENEFICIAL          TENDERED FIXED             OWNER OF             FLOATING RATE          EACH BENEFICIAL
       OWNER OF            RATE NOTES HELD             TENDERED             NOTES HELD FOR             OWNER OF
    TENDERED FIXED          FOR ACCOUNT OF          FLOATING RATE             ACCOUNT OF               TENDERED
      RATE NOTES           BENEFICIAL OWNER             NOTES              BENEFICIAL OWNER        PREFERRED STOCK
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------  ----------------------
                                BOX 2
                         BENEFICIAL OWNERS(S)
----------------------  ----------------------
       STATE OF
      PRINCIPAL               SHARES OF
     RESIDENCE OF              TENDERED
   EACH BENEFICIAL         PREFERRED STOCK
       OWNER OF            HELD FOR ACCOUNT
    TENDERED FIXED          OF BENEFICIAL
      RATE NOTES                OWNER
----------------------  ----------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

                                     BOX 3
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF EXCHANGE SECURITIES EXCHANGED FOR SECURITIES AND UNTENDERED SECURITIES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail Exchange Securities and any untendered Securities to:
Name(s):

------------------------------------------------------
(please print)

Address:

------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
(include Zip Code)

Tax Identification or
Social Security No.:
------------------------------------

                                     BOX 4
                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF SECURITIES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:

------------------------------------------------------
Name of Institution which Guaranteed Delivery:

------------------------------------------------------

                                     BOX 5
                           USE OF BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF TENDERED SECURITIES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:

------------------------------------------------------
Account Number:
--------------------------------------

Transaction Code Number:
------------------------------

                                     BOX 6
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

   X
   --------------------------------------------------------------------------

   X
   --------------------------------------------------------------------------
   (Signature of Registered Holder(s) or Authorized Signatory)

   Note: The above lines must be signed by the registered holder(s) of Securities as their name(s) appear(s) on the Securities or by persons(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

   Name(s):

         --------------------------------------------------------------------

   --------------------------------------------------------------------------

   Capacity:

         --------------------------------------------------------------------

   Street Address:

             ----------------------------------------------------------------
                                    (INCLUDE ZIP CODE)

   Area Code and Telephone Number:

                            -------------------------------------------------

   Tax Identification or Social Security Number:

                                   ------------------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

   Authorized Signature

   X

     ------------------------------------------------------------------------

   Name:

        ---------------------------------------------------------------------
                                   (PLEASE PRINT)

   Title:

       ----------------------------------------------------------------------

   Name of Firm:

             ----------------------------------------------------------------
              (Must be an Eligible Institution as defined in Instruction 2)

   Address:

        ---------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)

   Area Code and Telephone Number:

                            -------------------------------------------------

   Dated:

        --------------------------------------
                                     BOX 7

                              BROKER-DEALER STATUS
--------------------------------------------------------------------------------
   [ ] Check this box if the Beneficial Owner of the Securities is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Securities for its own account as a result of market-making activities or other trading activities.

--------------------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME: MCMS, INC.
--------------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                         Name (if joint names, list first and circle the name of the person or entity whose number
 FORM W-9                           you enter in Part 1 below. See instructions if your name has changed.)
                                    -------------------------------------------------------------------------------------------
                                    Address
                                   -------------------------------------------------------------------------------------------
                                    City, State and ZIP Code
                                   -------------------------------------------------------------------------------------------
                                    List account number(s) here (optional)
                                   ---------------------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY          Part 1 -- PLEASE PROVIDE YOUR TAXPAYER                Social Security
INTERNAL REVENUE SERVICE            IDENTIFICATION NUMBER ("TIN") IN THE BOX AT RIGHT     Number of TIN
                                    AND CERTIFY BY SIGNING AND DATING BELOW
                                   ---------------------------------------------------------------------------------------------
                                    Part 2 -- Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.  [ ]
                                   ---------------------------------------------------------------------------------------------
                                    CERTIFICATION -- UNDER PENALTIES OF PERJURY, I       Part 3 --
                                    CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM   Awaiting TIN [ ]
                                    IS TRUE, CORRECT, AND COMPLETE.
--------------------------------------------------------------------------------------------------------------------------------

                                   Signature ------------------------------------------  Date-------------------------------
--------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                        INSTRUCTIONS TO LETTER OF TRANSMITTAL

                       FORMING PART OF THE TERMS AND CONDITIONS
                                 OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Securities. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Securities must be received by the Exchange Agent at its address set forth herein or such Tendered Securities must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Procedure for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Securities, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Securities should be sent to the Issuer. Neither the Issuer nor the registrar is under any obligation to notify any tendering holder of the Issuer's acceptance of Tendered Securities prior to the closing of the Exchange Offer.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Securities but whose Securities are not immediately available, and who cannot deliver their Securities, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Securities according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Tendered Securities and the principal amount of Tendered Notes and/or the number of shares of Tendered Preferred Stock, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Securities and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Securities in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Securities pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Securities prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

     3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Tendered Securities are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Securities who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     4. Partial Tenders. Tenders of Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the columns labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Fixed Rate Notes Tendered" (Box 1A) above and/or the box entitled "Description of Floating Rate Notes Tendered" (Box 1B) above, as the case may be. The entire principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes held by the holder is not tendered, then Notes for the principal amount of Notes not tendered and Exchange Notes issued in exchange for any Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. Signatures on the Letter of Transmittal; Securities Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Securities, the signature must correspond with the name(s) as written on the face of the Tendered Securities without alteration, enlargement or any change whatsoever.

     If any of the Tendered Securities are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Securities are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Securities are held.

     If this Letter of Transmittal is signed by the registered holder(s) of Tendered Securities, and Exchange Securities issued in exchange therefor are to be issued (and any untendered principal amount of Securities is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Securities, nor provide a separate securities power. In any other case, such registered holder(s) must either properly endorse the Tendered Securities or transmit a properly completed separate securities power with this Letter of Transmittal, with the signature(s) on the endorsement or securities power guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Securities, such Tendered Securities must be endorsed or accompanied by appropriate securities powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Securities, with the signature(s) on the endorsement or securities power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Tendered Securities or securities powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Tendered Securities or signatures on securities powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Securities are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

     6. Special Delivery Instructions. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Securities, the substitute Notes for principal amounts not tendered or not accepted for exchange and/or the substitute Preferred Stock for shares not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Tendered Securities pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Securities pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Securities listed in this Letter of Transmittal.

     8. Tax Identification Number. Federal income tax law requires that the holder(s) of any Tendered Securities which are accepted for exchange must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the

Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each holder of Tendered Securities must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Securities are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligation regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Securities will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Securities not validly tendered or any Securities the Issuer's acceptance of which would, in the opinion of the Issuer or their counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Securities as to any ineligibility of any holder who seeks to tender Securities in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Securities must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Securities, nor shall any of them incur any liability for failure to give such notification. Tenders of Securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Securities.

     11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Securities or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Notes. Any tendering Holder whose Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Notes and Issuance of Securities; Return of Securities. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Securities as soon as practicable after the Expiration Date and will issue Exchange Securities therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Securities when, as and if the Issuer has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Securities are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Securities will be returned, without expense, to the undersigned at the address shown in Box 1A, Box 1B and/or Box 1C or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

     15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer."